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                                                                    EXHIBIT 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 1999 appearing on page F-2 of Creative Computers, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

Los Angeles, California
April 21, 1999